UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 4, 2019 (November 1, 2019)
Advent Convertible and Income Fund
(Exact name of registrant as specified in its charter)

Delaware	811-21309	11-3683138
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation)		Identification No.)

888 Seventh Avenue, 31st Floor
New York, NY		10019
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code: (212) 482-1600

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d- 2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13-4(c))

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Item 7.01    Regulation FD Disclosure.
Third Amended and Restated By-Laws. On November 1, 2019, the Board of Trustees of Advent Convertible and Income Fund (the “Fund”) amended and restated in its entirety the Second Amended and Restated By-Laws of the Fund (the “Third Amended and Restated By-Laws”). The Third Amended and Restated By-Laws are attached hereto as Exhibit 3.1 and are incorporated herein by reference.
Item 9.01    Financial Statements and Exhibits.
(d)    Exhibits

3.1	Third Amended and Restated By-Laws of Advent Convertible and Income Fund

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SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ADVENT CONVERTIBLE AND INCOME FUND

	By:	/s/ Edward C. Delk
	Name:	Edward C. Delk
	Title:	Secretary
DATE: November 4, 2019

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EXHIBIT INDEX

Exhibit No.	Description
3.1	Third Amended and Restated By-Laws of Advent Convertible and Income Fund

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